Exhibit 99.1

Unique Growing Solutions, Inc. Appoints Richard Johnson as CEO and Announces Name Change and New Business Model

August 8, 2014

Alternative Energy and Environmental Solutions, Inc. (OTCQB: ALNE) filed a Form 8K after it entered into an employment agreement with Richard Johnson by which Mr. Johnson will serve as the Chief Executive Officer, President, and Chief Financial Officer of the Company. In addition, Peter Bianchi was appointed as a new board member following the resignation of former board member Allen Sharpe. The Company is changing its name to Unique Growing Solutions, Inc. and intends to change its business operations to that of a sales and leasing concern catering to the greenhouse agricultural industry. Unique growing Solutions, Inc. intends to focus on the organic and natural food industry as well as the emerging cannabis sector.

“Timing is always important, and we are eager to begin implementing our new business model and reap the benefits from the unprecedented growth in the organic food and cannabis sectors”, said the newly appointed CEO Richard Johnson. We believe we have a unique, comprehensive, and affordable program to provide growers with the products and technology to achieve maximum results.” added Johnson.

About Unique Growing Solutions, Inc.

Unique Growing Solutions is a sales, leasing, and consulting concern that provides turnkey solutions to the natural/organic food industry and the emerging cannabis sector. The Company has developed proprietary Enviropods that incorporate cutting edge hydroponic grow systems with intelligent greenhouse lighting, and ancillary horticulture support apparatus. These Enviropods provide growers with a comprehensive clean-room environment to maximize the quality and quantity of their crop output. The Company likens their Enviropod business model for growers to that of the executive suite concept for small businesses, leveraging the economies of scale to mitigate the financial barriers of entry for novice or experienced growers.

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Unique Growing Solutions also plans to launch proprietary wholesale food and beverage brands leveraging their portable growing systems. The Company believes this portability will give them access to local markets and cater to the immediate needs of such markets regardless of the seasonality of crops or geographic and or climate limitations.

Visit our website at www.uniquegrowingsolutions.com

Safe Harbor

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that represent the company's current expectations and beliefs. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws and include, but are not limited to, statements of management's expectations regarding the company's performance, initiatives, goals, strategies and new product introductions; statements of projections regarding international sales targets and goals in Asia including Mainland China; statements of belief; and statements of assumptions underlying any of the foregoing. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "project," "anticipate," "estimate," "intend," "plan," "targets," "likely," "will," "would," "could," "may," "might," the negative of these words and other similar words.

The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. These risks and uncertainties include, but are not limited to, the following:

●  any changes in operations or future financial results from those currently anticipated;

●  any failure of current or planned initiatives or products to generate interest among distributors and customers and generate sponsoring and selling activities on a sustained basis;

●  risks related to accurately predicting, delivering or maintaining sufficient quantities of products to support our planned initiatives or launch strategies, including possible ingredient supply limitations;

●  risk of foreign currency fluctuations and the currency translation impact on the company's business associated with these fluctuations;

●  regulatory risks associated with the company's products, which could require the company to modify its claims or inhibit the company's ability to import or continue selling a product in a market if it is determined to be a medical device or if it is unable to register the product in a timely manner under applicable regulatory requirements;

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●  any inability to secure necessary governmental approvals or licenses to effect any future changes or expansion;

●  regulatory scrutiny and investigations in target markets in Asia and other foreign markets, that could in the future, negatively impact the company's business, including the interruption of sales activities in stores, loss of licenses, and the imposition of fines;

●  adverse publicity related to the company's business, products, industry or any legal actions or complaints by distributors or others; and

●  continued competitive pressures in the company's markets.

The company's financial performance and the forward-looking statements contained herein are further qualified by a detailed discussion of associated risks set forth in the documents filed by the company with the Securities and Exchange Commission. The forward-looking statements set forth the company's beliefs as of the date that such information was first provided and the company assumes no duty to update the forward-looking statements contained in this release to reflect any change except as required by law.

For additional Information contact:

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